EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of April 22, 2005, by and among the lenders listed on the signature pages hereof as Lenders (the “Lenders”), DYNAMEX INC., a Delaware corporation (the “Borrower”), DYNAMEX OPERATIONS EAST, INC., a Delaware corporation, DYNAMEX OPERATIONS WEST, INC., a Delaware corporation, ROAD RUNNER TRANSPORTATION, INC., a Minnesota corporation, NEW YORK DOCUMENT EXCHANGE CORPORATION, a New York corporation, DYNAMEX DEDICATED FLEET SERVICES, INC., a Delaware corporation, DYNAMEX CANADA HOLDINGS, INC., a Delaware corporation, DYNAMEX PROVINCIAL COURIERS, INC., a Delaware corporation, BANK OF AMERICA, N.A., in its capacity as a lender (the “Lender”), and BANK OF AMERICA, N.A., as administrative agent for itself and the Lender (in such capacity, the “Administrative Agent”).

BACKGROUND

The Borrower, the other Loan Parties (as defined in the Credit Agreement defined below), the Lender and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 2, 2004 (the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

The Borrower has requested certain amendments to the Credit Agreement.

The Borrower, the Lender and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

AMENDMENTS.

The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Applicable Margin” means the following percentages per annum, based upon the ratio of Funded Debt to EBITDA as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 8.1(c):

Pricing Level	Ratio of Funded Debt to EBITDA	Commitment Fee	Eurodollar Loans Letters of Credit	ABR Loans
1	Less than 1.00 to 1.00	0.200	1.000	0.000
2	Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00	0.250	1.250	0.000
3	Greater than or equal to 1.50 to 1.00	0.300	1.500	0.000

Any increase or decrease in the Applicable Margin resulting from a change in the ratio of Funded Debt to EBITDA shall become effective as of the first Business Day immediately following the end of the compliance period for which a Compliance Certificate is delivered pursuant to Section 8.1(c); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to be have been delivered.  The Applicable Margin from and after the First Amendment Effective Date through the date on which another Pricing Level would otherwise be in effect based on the Compliance Certificate of the Borrower shall be Pricing Level 1.

The definition of “Availability Period” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Availability Period” means any Business Day from the date hereof to the earliest of (a) the Maturity Date, (b) the date of termination of the Commitments pursuant to Section 2.12, and (c) the date of termination of the Commitments pursuant to Section 11.2(b).

The definition of “Commitment” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Commitment” means, as to any Lender, the obligation of such Lender to make Loans and incur or participate in Letter of Credit Liabilities hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto (or any amendment to the Credit Agreement) under the heading “Commitment” or, if such Lender is a party to an Assignment and Acceptance, the amount of the “Commitment” set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to Section 2.12 or 11.2, and “Commitments” means such obligations of all Lenders.  As of the First Amendment Effective Date, the aggregate principal amount of the Commitment is $15,000,000.

The defined term “Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:.

“Maturity Date” means November 30, 2008.

The definition of “Permitted Acquisition” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Permitted Acquisition” means any Future Acquisition that complies with each of the following requirements:

(a)                                  such Future Acquisition consists of (i) an acquisition of assets in the United States by a Loan Party that is organized under the laws of a State of the U.S. or (ii) an acquisition of Capital Stock by the Borrower, which Capital Stock has been issued by an entity organized under the laws of a State of the U.S. or (iii) an acquisition of assets located in Canada or Capital Stock of a Person organized under the laws of Canada by any of the Canadian Subsidiaries;

(b)                                 the business, Properties or Person acquired in such Future Acquisition are consistent with the requirements of Section 9.10;

(c)                                  both before and after giving effect to such Future Acquisition and the Loans requested to be made in connection therewith, no Default exists or will exist and the Borrower shall have represented pro forma compliance with the financial covenants contained in Article 10 of this Agreement for the most recent twelve-month period and as of the end of the most recent fiscal quarter after giving effect to such Future Acquisition;

(d)                                 the Loan Parties shall not, as a result of or in connection with any such Future Acquisition, assume or incur any contingent liabilities (whether relating to environmental, tax, litigation or other matters) that could reasonably be expected to result in the existence or occurrence of a Material Adverse Effect;

(e)                                  if such Future Acquisition is effectuated pursuant to a merger, consolidation, amalgamation or wind-up, the Borrower (if the Borrower is a party thereto) or the Wholly-Owned Subsidiary (if such Wholly-Owned Subsidiary is a party thereto and the Borrower is not a party thereto) shall be the Person surviving such merger, consolidation, amalgamation or wind-up; and

(f)                                    such Future Acquisition shall have been approved by all requisite corporate (or other applicable entity) action (including, without limitation, shareholder or other owner action, if required) of the target entity or Acquired Entity (as applicable) required by applicable law and shall not have been disapproved or recommended for disapproval by the board of directors or analogous governing body of such target entity or Acquired Entity (as applicable).

The defined term “First Amendment” is hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order to read as follows:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of April 22, 2005, among the Borrower, the Lender and the Administrative Agent.

The defined term “First Amendment Effective Date” is hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order to read as follows:

“First Amendment Effective Date” means the date that all of the conditions to effectiveness set forth in Section 3 of the First Amendment have been satisfied.

Clause (i) of Section 9.5 of the Credit Agreement is hereby amended to read as follows:

(i)                                     Investments by the Borrower or its Subsidiary in companies whose Capital Stock or assets are proposed to be purchased or acquired by the Borrower or such Subsidiary in accordance with clause (ii) of Section 9.3; and

Section 10.4 of the Credit Agreement is hereby amended to read as follows:

[Intentionally Omitted.]

Exhibit G, the Form of Compliance Certificate, is hereby amended to be in the form of Exhibit G hereto.

REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, after taking into account the effectiveness of this First Amendment:

the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

no event has occurred and is continuing which constitutes a Default or an Event of Default;

(i) the Borrower has full power and authority to execute and deliver this First Amendment, the replacement Revolving Loan Note for the Lender (the “Replacement Revolving Loan Note”), (ii) this First Amendment and the Replacement Note have been duly executed and delivered by the Borrower, and (iii) this First Amendment and the Replacement Note and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

neither the execution, delivery and performance of this First Amendment, the Replacement Note or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or organizational documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and

no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for the execution, delivery or performance by the Borrower of this First Amendment or the Replacement Note.

CONDITIONS OF EFFECTIVENESS.  This First Amendment shall be effective upon satisfaction of the following conditions:

the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct;

the Administrative Agent shall have received counterparts of this First Amendment executed by the Lenders;

the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Loan Party;

the Administrative Agent shall have received duly executed Replacement Note for the Lender; and

the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as the Lenders shall require.

LOAN PARTY’S ACKNOWLEDGMENT.  By signing below, each Loan Party (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (ii) acknowledges and agrees that its obligations in respect of the Loan Documents to which it is a party are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment, or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under the Loan Documents to which it is a party, and (iv) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its obligations under the Loan Documents to which it is a party.

RELEASE.  IN CONSIDERATION OF THE LENDER’S EXECUTION OF THIS FIRST AMENDMENT, EACH OF THE LOAN PARTIES, IN EACH CASE ON BEHALF OF ITSELF AND EACH OF THEIR SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASORS”), DOES VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH LENDER, EACH EXITING LENDER AND ADMINISTRATIVE AGENT AND THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS (EACH, A “RELEASED PARTY”) FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ARISING ON OR BEFORE THE DATE THIS FIRST AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY LOAN PARTY MAY NOW HAVE AGAINST ANY RELEASED PARTY, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “OBLIGATIONS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS FIRST AMENDMENT.

REFERENCE TO THE CREDIT AGREEMENT.

Upon and during the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected by this First Amendment.

Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

COSTS AND EXPENSES.  The Borrower shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder.

EXECUTION IN COUNTERPARTS.  This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

GOVERNING LAW; BINDING EFFECT.  This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to conflict of laws) and the United States of America, and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

HEADINGS.  Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

DYNAMEX INC.

By:	/s/ Ray Schmitz
	Name:	Ray Schmitz
	Title:	VP - CFO

DYNAMEX OPERATIONS EAST, INC.
DYNAMEX OPERATIONS WEST, INC.
ROAD RUNNER TRANSPORTATION, INC.
NEW YORK DOCUMENT EXCHANGE
CORPORATION
DYNAMEX DEDICATED FLEET SERVICES, INC.
DYNAMEX CANADA HOLDINGS, INC.
DYNAMEX PROVINCIAL COURIERS, INC.

By:	/s/ Ray Schmitz
	Name:	Ray Schmitz
	Title:	VP - CFO

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Michael F. Murray
	Name:	Michael F. Murray
	Title:	Vice President

LENDER:

BANK OF AMERICA, N.A.
COMMITMENT:	$15,000,000

	By:	/s/ Michael F. Murray
		Name:	Michael F. Murray
		Title:	Vice President

EXHIBIT G

FORM OF COMPLIANCE CERTIFICATE

COMPLIANCE CERTIFICATE

FOR                ENDED                         , 200   (THE “SUBJECT PERIOD”)

Date:                         , 200

Bank of America, N.A., as Administrative Agent
901 Main Street, 7th Floor
Dallas, Texas 75202
Attention: Dallas Commercial Banking

Re:                               Dynamex Inc.

Reference is made to that certain Credit Agreement dated as of March 2, 2004 (as the same maybe amended and in effect from time to time, the “Credit Agreement”), among Dynamex Inc. (the “Borrower”) and certain of its Subsidiaries, the lenders named therein (the “Lenders”) and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned hereby certifies to the Administrative Agent and the Lenders that, on the date of this Certificate, (a) I am a Responsible Officer of the Borrower and each of its Subsidiaries, (b) the financial statements of the Borrower and its Subsidiaries attached to this Certificate were prepared in accordance with GAAP and present fairly the consolidated and (where applicable) consolidating financial condition and results of operations of the Borrower and its Subsidiaries as of the end of and for the Subject Period, (c) a review of the activities of each of the Borrower and its Subsidiaries during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, each of the Borrower and its Subsidiaries have kept, observed, performed and fulfilled all of its covenants, agreements and other obligations under the Loan Documents, (d) during the Subject Period, each of the Borrower and its Subsidiaries has kept, observed, performed and fulfilled each and every covenant, agreement and other obligation under the Loan Documents (except for the deviations, if any, set forth on a schedule annexed to this Certificate) and no Default or Event of Default has occurred during the Subject Period or otherwise has occurred or exists which has not been cured or waived (except the Default or Event of Default, if any, described on the schedule annexed to this Certificate), and (e) the status of compliance by each of the Borrower and its Subsidiaries with certain covenants contained in the Credit Agreement for the Subject Period is as set forth below:

In Compliance for the Subject Period (Please Indicate)
1) Financial Statements and Reports (Section 8.1)

(a)           Provide annual audited fiscal year end consolidated (with unaudited consolidating schedules attached) financial statements within 90 days of each fiscal year end, as required by Section 8.1(a) of the Credit Agreement.

	Yes	No

(b)           Provide quarterly unaudited consolidated financial statements within 45 days of each fiscal quarter end (for first, second and third fiscal quarters only), as required by Section 8.1(b) of the Credit Agreement.

	Yes	No

(c)           Provide Compliance Certificate concurrently with the delivery of the annual and quarterly financial statements referred to in clauses (a) and (b) of Section 8.1 of the Credit Agreement, as required by Section 8.1(c) of the Credit Agreement.

	Yes	No
(d) Provide fiscal year budget before the beginning of each fiscal year, as required by Section 8.1(d) of the Credit Agreement.	Yes	No

(e)           Concurrently with the delivery of the annual and quarterly financial statements referred to in clauses (a) and (b) of Section 8.1 of the Credit Agreement, provide certificate setting forth certain information regarding the Collateral, as required by
Section 8.1(l)(i) of the Credit Agreement.

	Yes	No
(f) Provide a report summarizing all material insurance coverage within 60 days prior to each fiscal year end, as required by Section 8.1(n) of the Credit Agreement.	Yes	No
(g) Provide other reports and information (including, without limitation, management letters, information regarding litigation and Defaults) required by Section 8.1 as and when required.	Yes	No
2) Debt Covenant (Section 9.1) None, except for Debt permitted by Section 9.1. Specify amount of Debt for borrowed money incurred during the Subject Period: $	Yes	No
3) Liens Covenant (Section 9.2) None, except for Liens permitted by Section 9.2.	Yes	No

4)             Mergers, Etc. Covenant (Section 9.3)
None, except as permitted by Section 9.3. Disclose on an attached schedule mergers, dissolutions, liquidations and acquisitions consummated during the Subject Period.

	Yes	No

In Compliance for the Subject Period (Please Indicate)

5)             Restricted Payments Covenant (Section 9.4)
None, except as permitted by Section 9.4. Specify amount of any dividends paid by the Borrower or any payments of principal of Subordinated Debt paid during the Subject Period: $                .

	Yes	No
6) Investments Covenant (Section 9.5) None, except as permitted by Section 9.5.	Yes	No

7)             Limitation on Issuance of Capital Stock of Subsidiaries (Section 9.6)
None, except as permitted by Section 9.6. Disclose on an attached schedule any Capital Stock of Subsidiaries issued during the Subject Period.

	Yes	No
8) Transactions with Affiliates (Section 9.7) None, except as permitted by Section 9.7.	Yes	No
9) Disposition of Property (Section 9.8) None, except as permitted by Section 9.8.	Yes	No
10) Sale and Leaseback (Section 9.9) None permitted.	Yes	No
11) Lines of Business (Section 9.10) No changes except as permitted by Section 9.10.	Yes	No
12) Environmental Protection Covenant (Section 9.11). The Loan Parties do not conduct their operations outside the limits set forth in Section 9.11 of the Credit Agreement.	Yes	No
13) Intercompany Transactions Covenant (Section 9.12). None except as permitted by Section 9.12 of the Credit Agreement.	Yes	No
14) Modification of Other Agreements (Section 9.13) None, except as permitted by Section 9.13.	Yes	No
15) Deposit Accounts (Section 9.14) None to be created or maintained except as permitted by Section 9.14. Disclose on an attached schedule any new deposit accounts opened during the Subject Period.	Yes	No
16) ERISA and Canadian Plans (Section 9.15). Do not fail to maintain Plans as required in Section 9.15 of the Credit Agreement.	Yes	No
17) Activities of Certain Canadian Subsidiaries (Section 9.16). None as to Restricted Subsidiaries except as permitted by Section 9.16 of the Credit Agreement.	Yes	No
18) Maximum Ratio of Funded Debt to EBITDA (Section 10.1) Must be equal to or less than 2.00 to 1.00
(a) Funded Debt: $
(b) EBITDA: $

In Compliance for the Subject Period (Please Indicate)
(c) Ratio:	to 1.00	Yes	No

19)           Minimum Net Worth (Section 10.2)
Must be equal to or greater than the sum of (a) $45,000,000, plus (b) 75% of cumulative Net Income, if positive for any fiscal quarter (i.e., exclusive of any negative Net Income for any fiscal quarter), for any fiscal quarter commencing on and after May 1, 2003, plus (c) all Net Proceeds of each Equity Issuance which occurs on or after January 1, 2003.

		Yes	No
20) Fixed Charge Coverage Ratio (Section 10.3) Must be equal to or greater than: 1.50 to 1.00
(a) (i) Net Income:	$
(ii) plus Interest Expense	$
(iii) plus income and franchise taxes	$
(iv) plus depreciation and amortization expense and other non-cash items	$
(v) minus non-cash income	$
(vi) plus Lease Expense	$
(vii) minus Capital Expenditures	$
(viii) minus Dividends	$
(ix) minus Treasury Stock Purchases	$
(x) Total:	$
(b) Fixed Charges:	$
(c) Ratio:	to 1.00	Yes	No

DYNAMEX INC.

By:

Name:

Title:

[Schedules to be attached if applicable.]